UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549
                        _________________

                            FORM 8-K

                         CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


                        February 14, 2005
        ------------------------------------------------
        Date of Report (Date of earliest event reported)


                       Molex Incorporated
     ------------------------------------------------------
     (Exact name of registrant as specified in its charter)


      Delaware             0-7491         36-2369491
  ---------------       -----------     --------------
  (State or other       (Commission      (IRS Employer
    jurisdiction        File Number)    Identification
 of incorporation)                           No.)


       2222 Wellington Court, Lisle, Illinois         60532
    -----------------------------------------      ----------
    (Address of principal executive offices)       (Zip Code)


                       (630) 969-4550
      ----------------------------------------------------
      (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 2.02    Results of Operations and Financial Condition.
---------    ----------------------------------------------

     On February 14, 2005, Molex Incorporated issued a press release announcing its preliminary results of operations for the second fiscal quarter ended December 31, 2004. The press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference. The information furnished under Item 2.02 and Item
9.01 of this Current Report on Form 8-K, shall not be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended.


Item 3.01     Notice of Delisting or Failure to Satisfy a Continued
              Listing Rule or Standard; Transfer of Listing.
---------     -----------------------------------------------------

     As previously disclosed, Molex received a letter from the Nasdaq Stock Market, Inc. ("Nasdaq") on November 15, 2004 indicating that Molex was not in compliance with Nasdaq Marketplace Rule 4310(c)(14)). That rule requires Molex to file with Nasdaq copies of all reports filed or required to be filed with the SEC. Molex received this letter because Molex's unaudited financial statements for the fiscal quarter ended September 30, 2004 included in Molex's Quarterly Report on Form 10-Q filed with the SEC on November 15, 2004 had not been reviewed by an independent public accountant under Statement of Auditing Standards No. 100 "Interim Financial Information" ("SAS 100") as required by SEC rules. The November 15, 2004 letter indicated that Molex's securities were subject to delisting from the Nasdaq National Market. Because Molex had not filed its Form 10-Q for the quarter ended December 31, 2004 by February 9, 2005, Molex is also not in compliance with Nasdaq Marketplace Rule 4310(c)(14) with respect to that filing. As a result, Molex received a letter from Nasdaq on February 11, 2005 indicating its non-compliance with such rule.

     As permitted by Nasdaq rules, Molex requested a hearing before a Nasdaq Listing Qualifications Panel to review the determination of the Nasdaq staff described above and a hearing was held on December 15, 2004. The Nasdaq Panel granted Molex an exception to the continued listing requirements of The Nasdaq National Market that provides Molex with an opportunity to remedy the filing deficiencies described above on or before February 15, 2005. Molex subsequently requested and was granted an extension with respect to such exception to March 17, 2005. The Nasdaq Panel's determination to provide this exception and extension is subject to certain conditions, including that (1) Molex file an amended Form 10-Q for its first fiscal quarter ended September 30, 2004 and a Form 10-Q for its second fiscal quarter ended December 31, 2004 on or before March 17, 2005; and
(2) Molex timely file all periodic reports with the SEC for all reporting periods ending on or before December 31, 2006; provided that the filing of a Form 12b-25 will not automatically result in an extension of the filing deadlines for the purposes of this condition. The Nasdaq Panel has reserved the right to reconsider the conditions to the continued listing of our securities in the event that any event, condition or circumstance arises that, in its opinion, would make the continued listing of such securities inadvisable or unwarranted. The Nasdaq Listing and Hearing Review Council has the right to review the Nasdaq Panel's decision within 45 days of issuance of the decision and may affirm, modify, reverse, dismiss or remand the decision.

     Molex expects to file the planned amendment to the first quarter Form 10-Q and the second quarter Form 10-Q after the accounting review of the interim financial statements is completed and prior to March 17, 2005. If accomplished, Molex would then be current in its SEC filing obligations and in compliance with the applicable Nasdaq continued listing
requirement.   The fifth character "E" will remain appended to
the trading symbols of Molex's securities listed on the Nasdaq National Market pending a determination by Nasdaq that Molex has fully complied with the Nasdaq's filing requirement and has evidenced compliance with all other continued listing requirements of The Nasdaq National Market. Additional information regarding the matters described above is available in Molex's press release dated February 14, 2005 attached as Exhibit
99.1 hereto.


Item 9.01   Financial Statements and Exhibits.
---------   ----------------------------------

     The following exhibits are being furnished as part of this Form 8-K:

 Exhibit Number    Description
 --------------    ------------
      99.1         Press release of Molex Incorporated dated
                   February 14, 2005.


                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MOLEX INCORPORATED

Date: February 14, 2005       By:  /S/ LOUIS A. HECHT
                                 ______________________________
                                 Louis A. Hecht
                                 Corporate Secretary and General
                                 Counsel